Exhibit 10.1

                         FORM OF PURCHASE AGREEMENT

Genelabs Technologies, Inc.
505 Penobscot Drive
Redwood City, California 94063
Attention:  Chief Executive Officer

Ladies and Gentlemen:

         Each of the undersigned investors (each individually, an "Investor" and collectively, the "Investors"), severally and not jointly, hereby confirms its agreement with you as follows:

         1. This Purchase Agreement (with Annex I attached hereto, the "Agreement") is entered into as of July __, 2002, by and among Genelabs Technologies, Inc. (the "Company"), a California corporation, and each of the Investors.

         2. The Company has authorized the sale and issuance of up to 3,220,729 shares (the "Shares") of its Common Stock, no par value (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors pursuant to the Agreement (the "Offering"). The Offering has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Company's Registration Statement on Form S-3 (No. 333-34630) as amended (the "Registration Statement").

         3. Subject to the terms and conditions of the Agreement, the Company agrees to issue and sell to Investors and Investors agree to purchase from the Company up to an aggregate of 3,220,729 Shares, in such specific amounts as are set forth beside each Investor's name on the signature page attached hereto, for a purchase price of $2.05 per share, or an aggregate purchase price of $6,602,494, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference and made a part of the Agreement as if fully set forth herein. Each Investor acknowledges that there is no minimum offering amount. Certificates representing the Shares purchased by the Investors will not be issued to the Investors; instead, such Shares will be credited to each Investor using customary book-entry procedures.

         4. Each Investor represents that, except as set forth below: (a) it has had no position, office or other material relationship within the past three (3) years with the Company or persons known to it to be affiliates of the Company; and (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company.

Exceptions:

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(If no exceptions, write "none." If left blank, response will be deemed
"none.")

         5. Each Investor hereby confirms receipt of the Prospectus Supplement, dated July __, 2002, and the Base Prospectus, dated July 3, 2000 (collectively, the "Prospectus"), of the Company distributed by email to each Investor accompanied herewith. Each Investor confirms that it had full access to the Prospectus and was fully able to read, review, download and print it. Each Investor acknowledges that it will be required to bear the cost, if any, of printing the Prospectus.



                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:
Genelabs Technologies, Inc.,                  Name of Investor:
a California corporation

                                              ---------------------------------
By: _______________________________           By: _____________________________

Name: _____________________________           Name: ___________________________

Title: ______________________________         Title: __________________________

                                              Address: ________________________

                                              ---------------------------------

                                              Tax ID No.: _____________________

                                              Contact Name: ___________________

                                              Telephone: ______________________

                                              Name in which book-entry should
                                              be made (if different):

                                              ---------------------------------
                                              Number of Shares to be purchased:

                                              ---------------------------------


            [SIGNATURE PAGE TO BE REPRODUCED FOR EACH INVESTOR]




                                  ANNEX I


                TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         Capitalized terms used but not otherwise defined in this Annex I shall have the meanings ascribed to them in the Agreement to which this Annex I is attached.

         1. Authorization and Sale of Shares. The Company has authorized the sale of up to 3,220,729 Shares. The Company reserves the right to increase or decrease this number.

         2. Agreement to Sell and Purchase the Shares; Subscription Date.

         2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Shares set forth beside each such Investor's name on the signature page to the Agreement.

         2.2 The Company may enter into agreements similar to the Agreement with certain other investors (the "Other Investors") and may complete sales of Shares to them. (The Investors and the Other Investors are hereinafter sometimes collectively referred to as the "Investors", and the Agreement and the stock purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements".)

         3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur on July __, 2002 (the "Closing Date"), at 10:00 a.m. P.D.T., at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 525 University Avenue, Suite 1100, Palo Alto, California 94301. At the Closing, the Company shall deliver to each Investor, using customary book-entry procedures, the number of Shares set forth beside each such Investor's name on the signature page to the Agreement, and each Investor shall deliver to the Company, by wire transfer of immediately available funds the full amount of the purchase price for the Shares being purchased.

         The Company's obligation to issue and sell the Shares to the Investors shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) completion of the purchases and sales of Shares under the Agreement that may be executed with the Other Investors; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, each of the Investors, severally and not jointly, as follows:

         4.1 Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company).

         4.2 Corporate Power; Authorization. The Company has all requisite corporate power to, and has taken all requisite corporate action to, execute and deliver the Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under the Agreement. The Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally. The execution and delivery of the Agreement does not, and the performance of the Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Shares by the Company will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of: (i) the Articles of Incorporation or Bylaws of the Company, each as in effect as of the date hereof; (ii) any statute, law or rule applicable to the Company or regulation or any state or federal order, judgment or decree applicable to the Company; (iii) or any indenture, mortgage, material lease or other material agreement or instrument to which the Company or any of its properties is subject.

         4.3 Issuance and Delivery of the Shares. The Shares, when issued and paid for in compliance with the provisions of the Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the shareholders of the Company or any liens or encumbrances.

         4.4 SEC Documents; Financial Statement. The Company has filed in a timely manner all documents that the Company has been required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of the Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act. The SEC Documents as of their respective dates did not contain any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statement or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         5. Representations, Warranties and Covenants of the Investors. The Investors hereby make the following representations, warranties and covenants, severally and not jointly:

         5.1 Prospectus. Each Investor has received the Prospectus.

         5.2 Foreign Laws. Each Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

         5.3 Authority; Validity. (a) Each Investor has full right, power, authority and capacity to enter into the Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of the Agreement; and (b) such Agreement constitutes a valid and binding obligation of each Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.4 Investment Intent. Each Investor is purchasing Shares only for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act.

         5.5 No Legal, Tax or Investment Advice. Each Investor understands that nothing in the Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Each Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to the Agreement, all covenants, agreements, representations and warranties made by the Company and each Investor herein shall survive the execution of the Agreement, the delivery to each Investor of the Shares being purchased and the payment therefor.

         7. Notices. All notices and other communications required or permitted under the Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or each Investor, as the case may be, at their respective addresses set forth in the Agreement, or at such other address as the Company or such Investor shall have furnished to the other parties in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (a) in the case of notices and communications sent by personal delivery or telecopy, one
(1) business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (b) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (c) in the case of notices and communications sent by United States mail, seven (7) days after such notice or communication shall have been deposited in the United States mail.

         8. Changes. The Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor to which such change applies.

         9. Headings. The headings of the various sections of the Agreement have been inserted for convenience or reference only and shall not be deemed to be part of the Agreement.

         10. Severability. If any provision of the Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         11. Governing Law. The Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

         12. Entire Agreement. The Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

         13. Expenses. The Company and each Investor shall bear its own expenses incurred on its behalf with respect to the Agreement and the transactions contemplated hereby, including fees of legal counsel.

         14. Further Assurances. Each party to the Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of the Agreement and the consummation of the transactions contemplated hereby.

         15. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to the Agreement.
Notwithstanding the foregoing, no Investor shall assign the Agreement without the prior written consent of the Company.

         16. Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.